UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2024
KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1 Chisholm Trail, Suite 300
Round Rock, TX 78681
(Address of Principal Executive Offices) (Zip Code)
(512) 238-9840
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KTOS	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01    Entry into a Material Definitive Agreement.
On February 22, 2024, Kratos Defense & Security Solutions, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Robert W. Baird & Co. Incorporated, as representative of the several underwriters named therein (collectively, the “Underwriters”), relating to the sale and issuance by the Company of 16,666,667 shares (the “Underwritten Shares”) of the Company's common stock to the Underwriters in a firm commitment underwritten public offering. Pursuant to the Underwriting Agreement, the Company has also granted the Underwriters a 30-day option to purchase up to an additional 2,500,000 shares of the Company’s common stock (the “Option Shares” and, together with the Underwritten Shares, the “Shares”), which option was exercised in full. Subject to the terms and conditions contained in the Underwriting Agreement, the Underwriters purchased the Shares at a public offering price of $18.00 per share, less certain underwriting discounts and commissions, in a transaction that was completed on February 27, 2024 (the “Offering”).
The Shares were offered and sold pursuant to a base prospectus dated February 21, 2024 and a prospectus supplement dated February 22, 2024, pursuant to the Company’s registration statement on Form S-3ASR (File No. 333-277222), which was filed with the Securities and Exchange Commission (“SEC”) on February 21, 2024 and became immediately effective pursuant to Rule 462(e) of the Securities Act of 1933, as amended (the “Securities Act”).
The Company expects to use the net proceeds to facilitate its long-term strategy, including potential investment in facilities, expanding manufacturing capacity, anticipated capital expenditures for expansion of current sole-source/single award programs and high probability pipeline opportunities, further strengthen its balance sheet in anticipation of upcoming customer and partner decisions and source selection on additional large, new program and contract opportunities, for general corporate purposes, including paydown of debt, and to pay fees and expenses in connection with the Offering.
The Underwriters and their affiliates have provided, and in the future may continue to provide, various financial advisory, cash management, investment banking, commercial banking and other financial services to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.
The foregoing description of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and the terms of which are incorporated herein by reference. The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement are solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Underwriting Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Underwriting Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the SEC.
A copy of the opinion of Sheppard, Mullin, Richter & Hampton LLP relating to the legality of the issuance and sale of the Company’s common stock in the Offering is attached as Exhibit 5.1 hereto.
Forward-Looking Statements
Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including, without limitation, the Company’s intended use of the expected net proceeds from the Offering and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise.
Item 8.01    Other Events.
On February 21, 2024, the Company issued a press release announcing the launch of the Offering, and on February 22, 2024, the Company issued a press release announcing the pricing of the Offering. Copies of the press releases are attached hereto as Exhibit 99.1 and 99.2, respectively, and are hereby incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

1.1
Underwriting Agreement, dated February 22, 2024, by and between Kratos Defense & Security Solutions, Inc. and Robert W. Baird & Co. Incorporated, as representative of the several underwriters named therein.

5.1	Opinion of Sheppard, Mullin, Richter & Hampton LLP.
23.1	Consent of Sheppard, Mullin, Richter & Hampton LLP (included in Exhibit 5.1).
99.1	Press release, dated February 21, 2024.
99.2	Press release, dated February 22, 2024.
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Date: February 27, 2024